Exhibit 99.1

EEI 48th Annual Financial Conference

November 2013

Cross Winds® Energy Park Consumers Smart Energy Program

Gas Combined Cycle Plant

This presentation is made as of the date hereof and contains “forward-looking statements” as defined in Rule 3b-6 of the

Securities Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy’s and Consumers Energy’s Securities and Exchange Commission filings. Forward-looking statements should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND

INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s Form 10-K for the year ended

December 31, 2012 and as updated in subsequent 10-Qs. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING

STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof.

The presentation also includes non-GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com.

CMS Energy provides historical financial results on both a reported (Generally Accepted Accounting Principles) and adjusted (non-GAAP) basis and provides forward-looking guidance on an adjusted basis. Management views adjusted earnings as a key measure of the company’s present operating financial performance, unaffected by discontinued operations, asset sales, impairments, regulatory items from prior years, or other items. These items have the potential to impact, favorably or unfavorably, the company’s reported earnings in future periods. Because the company is not able to estimate the impact of these matters, the company is not providing a reconciliation to the comparable future period reported earnings.

CMS Energy Strategy . . . .

Raised 2013 guidance, introduced 2014

Capital investment in utility $15 billion

Competitive payout ratio (60%-70%)

Consistent

financial • Continuous cost improvement performance below the “rate of

Base rates at or

Fair and timely inflation”

regulation Constructive regulatory environment

Utility Customer investment value

Safe, excellent operations

. . . . dynamic, data driven, breakthrough performance.

CMS Energy MODEL . . . .

RESULTS

Consistent Predictable

Investment

Self-Imposed Limits • Ten Year-$15 Billion Sustainable Base Rates < 2% Inflation • Small, bite size projects

None “bet the company”

Investment “Needed Not Wanted”

Enablers

Plan Sales Growth Conservatively

O&M Down 2%/Year

Constructive Law & Regulation

Strong Customer Focus

Credit Rating Upgraded

Growth Self-funded

. . . . benefits customers AND shareowners.

Sustainable Financial Plan

What We Say How We Do It

10 year, $15 billion plan

Capital Investment “Needed, not wanted”

Gas infrastructure

-2% annually, next 5 years

O&M Costs “Continuous cost reductions”

Strong customer focus <1% LT sales forecast

Michigan Economy “Plan conservatively” th

5 best over past two years

“Less than the rate of <2% annual increases

Customer Base Rates inflation” Less than the rate of inflation

Michigan Energy Law “Supportive 2008 Law” To be reviewed in 2015

5%-7% EPS

Annual Growth Rate “Predictable and sustainable” 5%-7% Dividend

+$100M Operating cash flow

. . . . designed to deliver no surprises, that’s the point.

Visible Investment: Customer-Driven . . . .

Clean Power Capacity Reliability Infrastructure

$3 Billion $2 Billion $3.5 Billion $4 Billion

Environmental New gas generation Consumers Smart Energy Gas distribution

Renewable energy Ludington Pumped Storage Main replacements Propane switching

Gas conversions Pipeline replacements Electric reliability Electric distribution

. . . . small and incremental with no big bets.

Visible Investment: 10-Year Plan . . . .

2013-2022 Opportunity Level

10-Year Plan

New generation capacity

PPA replacement

$15 Billion • ROA customer return $18 Billion

Post-2015 renewables

More gas storage More gas conversions Transmission

Faster pole & pipe replacement

Customer base rates <2% >3%

X

. . . . needed wanted.

Visible Investment: Future Opportunities . . . .

MW

10,000

2016 Classic 7 coal plants suspend

9,000

operations

8,000 Capacity • 2017 Gas plant to be

Shortfall added

Classic 7

7,000 Suspended

Palisades PPA • 2022 Palisades PPA

Termination

terminates

6,000

MCV PPA

Termination • 2025 MCV PPA 0 terminates

2013 2015 2017 2019 2021 2023 2025

CE Portfolio Smart Energy, EO, Interruptibles Total Peak Demand Plus Reserves Net Peak Demand Plus Reserves

. . . . PPA replacements with new capacity.

Visible Investment: Supports Growth . . . .

Amount

(bils)

$1 .8 $5 $7 $8

1.6

New Generation:

1.4 PPA’s Expire

New Generation

1.2

Environmental Gas

1.0

Gas

0.8 Smart Energy Electric Reliability

0.6

0.4

Maintenance

0.2

0

2008-2012 2013-2017 2018-2022

. . . . for next ten years – needed, not just wanted.

Visible Investment: Gas Infrastructure . . . .

Gas System

#4 largest gas utility

50,000 miles of main & pipe

1,700 miles of transmission lines

300 bcf gas storage

3.5% of all gas storage in U.S.

Investment

Amount (bils)

$ 2.5 $2.4

$2.2

2.0

1.5 $1.4

1.0

0.5

0

2008-2012

2013-2017

2018-2022

. . . . provides investment opportunities.

Visible Investment: Gas Infrastructure

Compression & Transmission

West Oakland Pipeline Ray

Completed Completed $104 Million $175 Million

St. Clair Freedom Proposed Proposed $ 72 Million

$88 Million

White Pigeon

Completed

$76 Million

Transmission

Southwest Michigan Pipeline

Jackson

$120 million

24.1 miles, 36” diameter

Existing second line rights

Public Service Commission approved

adding customer value.

Visible Investment: Transmission

. .

Exited transmission in 2002

Opportunity to reclassify and register as transmission owner / operator

Approximately $100 million in potential transmission assets

2013

2014

2015

2016

Notified ReliabilityFirst Corporation Plan to file reclassification cases Opportunity to register of plans to register as owner / at MPSC and FERC as owner / operator operator opportunity; better for our customers.

Economic Growth in Consumers Territory

Examples of New Business

Electric

Gas

Combination

Eco-Bio Plastics

3 MW

Betz Industries

8 MW

Enbridge

28 MW

Dart Container

Magna-Cosma 2 MW Casting

4 MW Norplas

5 MW

Secant MACI

7 MW 6 MW

Economic Indicators

Grand

Rapids Michigan U.S

Unemployment 6% 9% 7% August 2013 GDP (real) 2010 thru 2012 14 11 7 Population 2010 Census 2 0 2 thru July 2012

Industrial Sales

CMS 6% U.S. Utilities 2%

<1%

-5%

-6%

2008-2009 2010-2012 2013-17 Plan Recession Recovery Assumptions

even better, but we plan conservatively.

Constructive Regulation

Commission Tier 1 State Ranking

Michigan

John Quackenbush (R), Chairman Term Ends: July 2, 2017

Sally Talberg (I) Greg White (I) Term Ends: July 2, 2019 Term Ends: July 2, 2015

1 2 3 4 5

5 10 18 10 6

Barclays Research

strong law on the books supported by a quality commission.

Trend of O&M Cost Savings

Percent Change

25%

Inflation

-21% Cost Reductions

0

Prior Plan

-9%

Accelerated Cost

-6%

Reductions

New Plan

-15%

-25%

2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

Lines smoothed for illustrative purposes

accelerated; funding investment and reducing risk.

Continuous Cost Reduction

Future Savings How – Two Examples

2017 vs 2012

(mils) Fuel Mix MW Employees

Fuel mix $25 2016 Retire Coal -900 -300 2016 Add GCC + 700 + 20

Benefits 75 Total -200 -280

Less Expensive New 75 Future Savings (mils) $25

Hires & Lower Headcount

Consumers Smart Meter 20 Benefits Future Savings Annual (mils)

Inflation (100)

2002-2012 Actions completed $25

Performance Excellence 30+

2013 EGWP, OPEB & other 50 2017 vs 2012 $125 Future savings $75 Opportunity: Discount Rates $20 a way of life at CMS.

CMS Mindset

Adjusted EPS

(non-GAAP)

Guidance

2012 2012 Warm Cost Winter Saving

-13¢

+13¢

2012

2012 Hot Summer

+7%

2012

deliver for customers AND investors.

CMS Mindset

Adjusted EPS

(non-GAAP)

2013 +13¢

2012

2012 Hot Summer

2013 Cold +7% Winter & Reinvested Cost Savings earlier

Guidance

2012 2012 Warm Cost Winter Saving

-13¢

deliver for customers AND investors.

Core Fundamentals

EPS Dividend Cash Flow

5%-7% 5%-7% +$100M

Beyond Beyond Beyond

2014 2014 2014 2013 2013 2013 2012 2012 2012 2011 2011 2011 2010 2010 2010

$2.00 $1.30 $2.0 (bils)

visible investment, cost controls, plan conservatively, supportive regulatory.

Mindset . .. . .

10-Year Actual $1.65-$1.66

7% CAGR

$1.78 5%-7% Peers 4% $1.73

$1.45 $1.55

$1.36

$1.26

$1.21b

6% $1.02 5%-7%

$1.08 80% 39% 32% 27% 36¢ 50¢ 66¢ 84¢ 96¢

$0.96 14%

$0.90

$0.84

$0.81 Int’l Sale

20¢

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Future Dividend Payout 0% 25% 30% 40% 49% 58% 62% 62% 60%-70%

Adjusted EPS (non-GAAP) excluding MTM in 2004-2006 b $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock drives consistent “real” growth.

APPENDIX

Need New Gas Plant . . . .

Customers Investors

Capacity needed Unaffected:

Seek best deal Flexible 10-year, $15 billion capex plan

Build or buy

Thetford Build

Air permit

CON filed CON granted granted

July 12 July 26 April 8

Alternative – Asset Purchase

RFP issued

September 30

Today

. . . . purchase if better for customers; investors unaffected.

Michigan Economy Performance . . . .

Gross Domestic Product – 2010 through 2012

HI - 6.9

AK - 1.2

WA 5th

MT ND

8.1 31.0 Best

6.7 MN

8.2 ME

SD 11%

OR WI 2.7 ID 4.7

13.8 VT NH

2.1 WY 5.9

MI NY 8.2 IA 6.1

(3.5) NE 6.6 MA

11.0

6.6

7.4 7.9 IL PA

NV RI

5.9 IN OH CT

UT CO 5.9 NJ

2.9 KS 2.4

12.3 7.3 1.0

8.7 6.2 MO MD 3.1

7.3 WV

4.3 KY VA DE

8.7 6.1 7.5

CA 8.6 1.4 OK TN

5.0 8.4 NC DC

4.7 AR 5.7 AZ NM 5.6

4.6

4.2 SC

0.7 MS

GA 7.6 AL

3.2

TX LA 5.0 5.7

13.0 4.6

FL

HI AK 3.6 Highest quintile

6.9 1.2 Fourth quintile Third quintile

U.S. Total = 6.7% Second quintile

Lowest quintile

Source: U.S. Department of Commerce – bea.gov, real GDP 2005 Chained dollars, 2012 advance and 2009 - 2011 revised, 6/6/13

. . . . among the best in the nation.

Continuous Cost Reduction . . . .

2012 over 2006 Electric Non-fuel How – One Example

O&M Cost Headcount

7,600

7,200

$100k Each

600

Peer Average up 6%

$60k

1,000 Each

-0.4%

Consumers 2010 2012

_ _ _ _ _ People Productivity = $64 Million

Source: SNL data service

. . . . . part of CMS mindset.

New Cost Savings . . . .

Gas Base Rate Increase Avoided Electric Base Rate Increase Avoided

$100 Benefits

$49 Tax

Benefits

Tax/Other

Cross Winds

$0 $0

2013 2014 2014

. . . . fund elimination of gas and electric base rate increases!

Credit Rating Upgrade . . . .

Scale S&P /

Fitch Moody’s S&P Moody’s Fitch Impact New Cost Savings

A A2

Consumers 2013 A- A3 Secured Total Company Savings BBB+ Baa1 (mils) BBB Baa2

Financing $1 BBB- Baa3 BB+ Ba1 Revolvers 1 Total 2013 $2 BBB- Baa3 CMS

Unsecured BB+ Ba1

BB Ba2 Present Annual Savings BB- Ba3

Prior • Future by 2017 $8 B+ B1

2002

B B2 B- B3

Outlook Stable Stable Positive

. . . . adds to cost savings.

2013 Sensitivities

Annual Impact

Status Sensitivity EPS OCF

(mils)

Sales a

Electric (36,414 Gwh) +1% +$0.05 +$20

Gas (291.4 Bcf) +5 +0.07 +30

Gas prices (NYMEX) +$1.00 +0.01 +60

ROE (authorized)

Electric (10.3%) + 25 bps + 0.03 + 12

Gas (10.3%) + 25 + 0.01 + 5

_ _ _ _ _ a Reflect 2013 sales forecast; weather adjusted

. . . . reflect strong risk mitigation.

Liquidity (as of 9/30/13). . . .

Availability

$1.7 Billion CMS Energy

5-year revolver-2017 $523 mils

Consumers Energy

5-year revolver-2017 500

5-year revolver-2017

AR Facility-2014 150 250 Cash 260

Recent Financing Activities

Consumers issued $425 million first mortgage bonds at 3.95%

$250 Million Parent prefunding – 30-year debt at

4.7% issued in March

Issued remaining $20 million of continuous equity program in March

Filed prospectus for another $50 million to be issued periodically

. . . . strong and conservative.

MATURITY SCHEDULE OF CMS AND CECO LONG-TERM DEBT As of 09/30/2013

Reflects early redemption of $250MM CMS 2.75% Sr Notes 09/30/13 and borrowing of $25MM under CMS

Maturity Amount

F/V S/U or Call Date (000’s) DEBT/ CO SHORT-TERM DEBT:

F U SHORT-TERM $ 172,498 5.5% Convertible Sr Notes (Next Put Date 06/15/14) (CMS) $ 172,498

LONG-TERM DEBT:

F U 09/30/15 $ 250,000 4.25% Sr Notes (CMS) F S 10/15/15 50,000 2.60% FMBs (CECo) F U 12/15/15 125,000 6.875% Sr Notes (CMS) $ 425,000 F S 08/15/16 $ 350,000 5.5% Series M FMBs (CECo) V U 12/15/16 180,000 $180MM Term Loan (CMS) $ 530,000 F S 02/15/17 $ 250,000 5.15% FMBs (CECo) F U 07/17/17 250,000 6.55% Sr Notes (CMS) F S 10/15/17 100,000 3.21% FMBs (CECo) V S 12/21/17 25,000 Barclay Revolver (CMS) $ 625,000 F U 02/15/18 $ 250,000 5.05% Sr Notes (CMS) F S 03/01/18 180,000 6.875% Sr Notes (CECo) V S 04/15/18 67,700 VRDBs to replace PCRBs (CECo) F S 09/15/18 250,000 5.65% FMBs (CECo) $ 747,700 F S 03/15/19 $ 350,000 6.125% FMBs (CECo) F U 06/15/19 300,000 8.75% Sr Notes (CMS) F S 09/15/19 500,000 6.70% FMBs (CECo) F U 02/01/20 300,000 6.25% Sr Notes (CMS) F S 04/15/20 300,000 5.65% FMBs (CECo) F S 10/15/20 100,000 3.77% FMBs (CECo) F U 03/15/22 300,000 5.05% Sr Notes (CMS) F S 05/15/22 375,000 2.85% FMBs (CECo) F S 09/01/22 250,000 5.30% FMBs (CECo) F S 08/15/23 325,000 3.375% FMBs (CECo)

F S 12/16/24 51,500 Delayed Draw Private Placement 3.19% FMBs (CECo) F S 12/15/27 35,500 Delayed Draw Private Placement 3.39% FMBs (CECo) V S 04/01/35 35,000 PCRBs (CECo) F S 09/15/35 175,000 5.80% FMBs (CECo) F S 09/01/40 50,000 6.17% FMBs (CECO) F S 10/15/40 50,000 4.97% FMBs (CECo) F S 12/15/42 263,000 Delayed Draw Private Placement 4.31% FMBs (CECo) F S 05/15/43 425,000 3.95% FMBs (CECo) F U 03/31/43 250,000 4.70% Sr Notes (CMS) $ 4,435,000 $ 6,935,198 SUBTOTAL

Various Maturity Dates/No Maturity Date Available: $ 103,007 CECo Securitization Bonds after 07/20/13 payment

160,740 CECo Capital lease rental commitments as of 09/30/13

575,168 EnerBank Discount Brokered CDs as of 09/30/13 (CMS) (10,310) CMS Net unamortized discount as of 09/30/13

(3,031) CECo Net unamortized discount as of 09/30/13 $ 7,760,773 GRAND TOTAL

Status Codes: F-Fixed rate; V-Variable rate; S-Secured; U-Unsecured

Operating Cash Flow Grows $0.5 Billion . . . .

Amount

(bils)

Gross operating cash flowa up $0.1 billion per year

Up $0.5 Billion

$ 2.5 2.0 1.5 1.0 0.5 .0 (0.5)

2012 2013 2014 2015 2016 2017 2018

NOLs & Credits $0.7 $0.7 $0.4 $0.5 $0.3 $0.2 $0.1

$1.6 $1.7 $1.8 $1.9 $2.0 $2.1 $2.2

Interest $1.3 $1.4 $1.5 Working capital and taxes

Investment

a Non-GAAP Cash flow before dividend

. . . . credit ratings upgraded.

Capital Expenditures

Total 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2013-2022 (mils) (mils) (mils) (mils) (mils) (mils) (mils) (mils) (mils) (mils) (mils) Renewables $ 85 $ 164 $ 9 $ -$ -$ -$ -$ -$ -$ -$ 258 New Generation 68 189 396 288 21 130 250 365 305 355 2,367 Environmental 314 239 169 122 114 110 105 100 80 25 1,378 Gas 172 244 254 214 113 120 245 250 285 290 2,187 Smart Energy 69 82 52 69 103 95 120 - - - 590 Electric Reliability 143 110 120 117 147 170 225 230 235 240 1,737 Maintenance 601 636 661 598 594 675 705 725 745 770 6,710

Total $ 1,452 $ 1,664 $ 1,661 $ 1,408 $ 1,092 $ 1,300 $ 1,650 $ 1,670 $ 1,650 $ 1,680 $ 15,227

$7 Billion $8 Billion

Consumers Energy Electric Utility

Financial & Operating Statistics

Years Ended December 31 2012 2011 2010 2009 2008 2007

ELECTRIC REVENUE AND POWER COSTS ($ Millions)

Residential $1,785 $1,678 $1,614 $1,387 $1,414 $1,326 Commercial 1,228 1,197 1,166 1,099 1,129 1,111 Industrial 781 784 749 677 810 775 Other 38 39 40 36 32 30 Total revenue from customers $3,832 $3,698 $3,569 $3,199 $3,385 $3,242 Wholesale 23 21 20 19 22 23 Retail open access/direct access 53 43 54 31 15 15 Intersystem 64 91 99 94 113 92 Miscellaneous 59 60 60 64 59 71 Total electric utility revenue $4,031 $3,913 $3,802 $3,407 $3,594 $3,443 Fuel for electric generation $517 $559 $520 $460 $483 $385 Purchased and interchange pow er 1,425 1,348 1,308 1,232 1,388 1,449

DEPRECIATION AND AMORTIZATION $459 $412 $450 $441 $438 $397

OPERATING INCOME $743 $712 $672 $488 $576 $413 NET INCOME $325 $333 $303 $194 $271 $196

DELIVERIES (Million kWhs)

System sales

Residential 12,901 12,931 12,968 12,386 12,854 13,206 Commercial 10,950 10,903 11,026 11,211 11,969 12,384 Industrial 9,685 9,544 9,061 9,290 10,563 11,153 Other 220 224 235 230 225 231 Total sales to ultimate customers 33,756 33,602 33,290 33,117 35,611 36,974 Wholesale 347 332 325 328 333 496 Retail open access/direct access 3,981 3,901 4,079 2,326 1,541 1,364 Intersystem 1,711 1,349 1,394 1,277 1,176 1,329 Total electric system deliveries 39,795 39,184 39,088 37,048 38,661 40,163

AVERAGE ELECTRIC REVENUE (¢ per kWh)

Residential 13.84 12.98 12.45 11.20 11.00 10.04 Commerical 11.21 10.98 10.58 9.80 9.43 8.98 Industrial 8.06 8.21 8.27 7.29 7.67 6.95 Other 17.27 17.41 17.02 15.65 14.22 12.99 Total 11.35 11.01 10.72 9.66 9.51 8.77

ELECTRIC CUSTOMERS BILLED (At December 31)

Residential 1,571,873 1,571,319 1,569,183 1,566,980 1,584,752 1,575,386 Commercial 206,627 207,490 210,380 210,223 208,931 211,365 Industrial 8,706 8,691 8,881 8,770 8,505 8,619 Retail Open Access/Direct Access 1,065 1,078 1,095 861 642 642 Other 1,320 1,300 1,287 1,282 2,045 2,025 Total 1,789,591 1,789,878 1,790,826 1,788,116 1,804,875 1,798,037

AUTHORIZED RETURN ON EQUITY 10.30% 10.70% 10.70% 10.70% 10.70% 11.15% EARNED RETURN ON EQUITY-FINANCIAL 10.20% 11.00% 10.60% 6.40%1 9.40% 7.50%

RATE BASE ($ Millions) $7,741 $7,442 $6,815 $6,459 $6,175 $5,407

COOLING DEGREE DAYS 2

Normal degree days in calendar year 607 584 571 578 579 545 Actual degree days 942 767 884 379 542 773 Warmer (colder) than normal (%) 55 31 55 (34) (6) 42 Increase (decrease) from normal in: Electric deliveries (millions of kWh) 502 513 855 (461) 146 736

HEADCOUNT (total utility) 7,205 7,435 7,522 7,755 7,697 7,614

1 9.1% excluding Big Rock Decommissioning refund

2 CDD base 65 degrees, Lansing w eather station, normal equals average of preceding 15 year time period

CMS Energy Investor Relations One Energy Plaza Jackson, MI 49201 517-788-2590 www.cmsenergy.com

Consumers Energy Electric Utility

Financial & Operating Statistics

Years Ended December 31 2012 2011 2010 2009 2008 2007

FUEL COST ($ per MMBtu)

Coal 2.98 2.94 2.51 2.37 2.01 2.04 Oil 19.08 18.55 10.98 9.59 11.54 8.21 Gas 3.16 4.95 5.57 6.57 10.94 10.29 Nuclear 0.00 0.00 0.00 0.00 0.00 0.42 Weighted average for all fuels 3.05 3.18 2.71 2.56 2.47 2.07

FUEL COST FOR GENERATION (%)

Coal 84.9 83.5 88.2 90.6 81.0 97.9 Oil 1.5 2.1 3.3 2.5 4.1 9.1 Gas 13.6 14.3 8.4 6.8 14.6 0.9 Nuclear 0.0 0.0 0.0 0.0 0.0 2.2 Nox

allowances 0.0 0.1 0.1 0.1 0.3 (10.1)

POWER GENERATED (Millions of kWhs)

Coal 14,027 15,468 17,879 17,255 17,701 17,903 Oil 6 7 21 14 41 112 Gas 3,003 1,912 1,043 565 804 129 Nuclear 0 0 0 0 0 1,781 Renewable energy (hydro, wind ‘12) 433 425 365 466 454 416 Net pumped storage 1 (295) (365) (366) (303) (382) (478) Total net generation 17,174 17,447 18,942 17,997 18,618 19,863 Purchased and interchange: Non-utility generation 14,539 12,674 12,003 11,538 13,643 12,502 Net interchange power 4,151 6,825 6,045 6,925 6,653 8,009 Total net purchased and interchange power 18,690 19,499 18,048 18,463 20,296 20,511 Total net power supply 35,864 36,946 36,990 36,460 38,914 40,374

POWER GENERATED (%)

Total net generation 47.9 47.2 51.2 49.4 47.8 49.2 Non-utility generation 40.5 34.3 32.5 31.6 35.1 31.0 Net interchange power 11.6 18.5 16.3 19.0 17.1 19.8 Total net purchased and interchange power 52.1 52.8 48.8 50.6 52.2 50.8 Total net power supply 100.0 100.0 100.0 100.0 100.0 100.0

NET DEMONSTRATED CAPABILITY AT PEAK (MW)

Coal 2,846 2,823 2,828 2,850 2,850 2,841 Oil and gas 1,795 1,810 1,814 1,814 1,997 1,459 Combustion turbine 348 465 517 661 661 345 Nuclear 0 0 0 0 0 0 Renewable energy (hydro, wind ‘12) 176 77 74 74 73 73 Pumped storage 954 955 955 955 955 955 Total owned generation 6,119 6,130 6,188 6,354 6,536 5,673 P&I power capability 2,488 2,458 3,058 2,600 3,050 3,627 Total owned and P&I 8,607 8,588 9,246 8,954 9,586 9,300

NET DEMONSTRATED CAPABILITY AT PEAK (%)

Total owned generation 71.1 71.4 66.9 71.0 68.2 61.0 P&I power capability 28.9 28.6 33.1 29.0 31.8 39.0 Total owned and P&I 100.0 100.0 100.0 100.0 100.0 100.0 Peak load (MW) 2 9,006 8,930 8,190 7,756 7,705 8,391 Reserve capacity (%) 4 4 11 17 22 12 Net demonstrated capacity, summer (MW) 6,119 6,091 6,151 6,353 6,353 5,673 Load factor (%) 3 48.7 50.8 55.3 55.9 59.2 56.3

1 Consumers’ portion of the Ludington pumped storage facility

2 Includes Retail Open Access customers

3 Includes bundled service customers

CMS Energy Investor Relations One Energy Plaza Jackson, MI 49201 517-788-2590 www.cmsenergy.com

Consumers Energy Gas Utility

Financial & Operating Statistics

Years Ended December 31 2012 2011 2010 2009 2008 2007

GAS REVENUE AND COST OF GAS ($ Millions)

Residential $1,415 $1,655 $1,677 $1,808 $1,971 $1,823 Commercial 351 438 449 511 598 552 Industrial 65 89 88 101 124 113 Other 2 3 3 3 5 6 Total sales revenue $1,833 $2,185 $2,217 $2,423 $2,698 $2,494 Transportation fees 58 60 53 48 45 44 Miscellaneous 91 95 84 85 84 83 Total gas utility revenue $1,982 $2,340 $2,354 $2,556 $2,827 $2,621 Cost of gas sold 1,110 1,438 1,516 1,778 2,079 1,918 Gas utility revenue net of cost of gas $872 $902 $838 $778 $748 $703

DEPRECIATION, DEPLETION AND AMORTIZATION $133 $130 $122 $118 $136 $127

OPERATING INCOME $240 $272 $252 $201 $190 $170 NET INCOME $110 $130 $127 $96 $89 $87

SALES AND DELIVERIES (Bcf)

Residential 139 157 152 163 171 167 Commercial 44 50 47 52 57 55 Industrial 9 11 10 11 12 12 Other - - - - - -Total gas sales 1 192 218 209 226 240 234 Gas transportation deliveries 137 119 108 93 98 107 Total gas sales and transportation deliveries 329 337 317 319 338 341

GAS CUSTOMERS BILLED (at December 31)

Residential 1,582,123 1,579,835 1,576,520 1,574,246 1,577,863 1,580,586 Commercial 118,781 118,215 117,860 118,199 118,870 119,703 Industrial 6,437 6,721 6,938 7,073 6,961 7,014 Transportation 3,347 3,179 3,005 2,725 2,507 2,495 Total customers 1,710,688 1,707,950 1,704,323 1,702,243 1,706,201 1,709,798

AVERAGE GAS REVENUE ($ per Mcf)

Residential $10.18 $10.54 $11.03 $11.09 $11.53 $10.93 Commercial 7.98 8.76 9.59 9.83 10.49 10.09 Industrial 7.22 8.09 9.17 9.18 10.33 9.62 Transportation 2 0.87 0.82 0.82 0.82 0.70 0.68

GAS SUPPLY (MMcf)

Gas Cost Recovery 133,741 188,177 170,575 206,866 208,296 216,843 Gas Customer Choice 55,547 48,224 38,806 31,498 24,177 19,520 Total 189,288 236,401 209,381 238,364 232,473 236,363

WORKING GAS STORAGE CAPACITY (Bcf) 143 142 142 142 142 143 AVERAGE COST OF GAS SOLD ($ per Mcf) 3

Gas Cost Recovery $5.40 $6.02 $6.73 $7.66 $8.36 $7.91 Gas Customer Choice 5.08 6.30 7.27 7.98 9.99 9.79

AUTHORIZED RETURN ON EQUITY 10.30% 10.50% 10.55% 10.55% 10.55% 10.75% EARNED RETURN ON EQUITY-FINANCIAL 8.60% 10.50% 10.90% 9.90% 9.20% 9.20%

RATE BASE ($ Millions) $3,138 $3,110 $2,867 $2,778 $2,638 $2,444

HEATING DEGREE DAYS 4

Normal degree days in calendar year 6,626 6,678 6,731 6,732 6,741 6,767 Actual degree days 5,714 6,606 6,305 6,913 6,965 6,548 Colder (warmer) than normal (%) (13.8) (1.1) (6.3) 2.7 3 .3 (3.2) Increase (decrease) from normal in: Gas deliveries (Bcf) (22.9) (0.4) (6.4) 4.8 4.1 (6.3)

1 Includes Gas Customer Choice sales

2 Average gas revenue for transportation excludes amounts related to MCV and off-system transportation

3 Includes pipeline transportation charges

4 HDD base 65 degrees, seven weather station average, normal equals average of preceding 15 year time period

CMS Energy Investor Relations One Energy Plaza Jackson, MI 49201 517-788-2590 www.cmsenergy.com

Enterprises & EnerBank

As of December 31, 2012

Independent Power Production

Capacity Primary Ownership Gross In-Service Under LT

Plant Fuel Interest Capacity Year Contract State

Craven Wood 50% 50 1990 100% NC DIG Natural Gas 100 710 2001 39 MI Filer City Coal 50 73 1990 100 MI Genesee Wood 50 40 1996 100 MI Grayling Wood 50 38 1992 100 MI MI Power Natural Gas 100 224 1999 47 MI

Total MW 1,035 (net owned) 1,135

Michigan P

(Livingston) Grayling

Filer city Genesee

EnerBank HQ

Michigan Power DIG Renewables (Kalamazoo

River)

Craven

CMS Energy Investor Relations One Energy Plaza Jackson, MI 49201 517-788-2590 www.cmsenergy.com

GAAP RECONCILIATION

CMS ENERGY CORPORATION

Earnings Per Share By Year GAAP Reconciliation (Unaudited)

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Reported earnings (loss) per share-GAAP ($0.30) $0.64 ($0.44) ($0.41) ($1.02) $1.20 $0.91 $1.28 $1.58 $1.42

After-tax items:

Electric and gas utility 0.21 (0.39) - -(0.07) 0.05 0.33 0.03 0.00 0.17 Enterprises 0.74 0.62 0.04 (0.02) 1.25 (0.02) 0.09 (0.03) (0.11) (0.01) Corporate interest and other 0.16 (0.03) 0.04 0.27 (0.32) (0.02) 0.01 * (0.01) * Discontinued operations (income) loss (0.16) 0.02 (0.07) (0.03) 0.40 (*) (0.08) 0.08 (0.01) (0.03) Asset impairment charges, net - -1.82 0.76 0.60 - - - - -Cumulative accounting changes 0.16 0.01 - - - - - - - -

Adjusted earnings per share, including MTM-non-GAA $0.81 $0.87 $1.39 $0.57 $0.84 $1.21 (a) $1.26 $1.36 $1.45 $1.55 Mark-to-market impacts 0.03 (0.43) 0.51

Adjusted earnings per share, excluding MTM-non-GAA NA $0.90 $0.96 $1.08 NA NA NA NA NA NA

* Less than $500 thousand or $0.01 per share.

(a) $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

CMS ENERGY CORPORATION

Earnings By Quarter and Year GAAP Reconciliation (Unaudited)

(In Millions, Except Per Share Amounts) 2012

1Q 2Q 3Q 4Q YTD Dec

Reported net income-GAAP $67 $100 $148 $67 $382 After-tax items:

Electric and gas utility 36 7 * (*) 43 Enterprises 1 1 (3) (*) (1) Corporate interest and other - - -* * Discontinued operations income (7) * * * (7)

Adjusted income-non-GAAP $97 $108 $145 $67 $417

Average shares outstanding, basic 255.6 261.2 262.9 263.0 260.7 Average shares outstanding, diluted 266.8 268.2 269.0 269.5 268.6

Reported earnings per share-GAAP $0.25 $0.37 $0.55 $0.25 $1.42 After-tax items:

Electric and gas utility 0.14 0.03 * (*) 0.17 Enterprises 0.01 * (0.01) (*) (0.01) Corporate interest and other - - -* * Discontinued operations income (0.03) * * * (0.03)

Adjusted earnings per share-non-GAAP $0.37 $0.40 $0.54 $0.25 $1.55

(In Millions, Except Per Share Amounts) 2013

1Q 2Q 3Q

Reported net income-GAAP $144 $80 $126 After-tax items:

Electric and gas utility - - -Enterprises * * - Corporate interest and other - * * Discontinued operations loss * * *

Adjusted income-non-GAAP $144 $80 $126

Average shares outstanding, basic 263.6 264.5 264.8 Average shares outstanding, diluted 270.9 272.2 272.0

Reported earnings per share-GAAP $0.53 $0.29 $0.46 After-tax items:

Electric and gas utility - - -Enterprises * * - Corporate interest and other - * * Discontinued operations loss * * *

Adjusted earnings per share-non-GAAP $0.53 $0.29 $0.46

Note: Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.

*Less than $500 thousand or $0.01 per share.

CMS Energy Corporation

Earnings Segment Results GAAP Reconciliation (Unaudited)

Three Months Ended Nine Months Ended September 30 2013 2012 2013 2012

Electric Utility

Reported $ 0.57 $ 0.61 $ 1.16 $ 1.10 Electric Decoupling Court Order - - - 0.14 Downsizing Program -* - 0.02 Adjusted $ 0.57 $ 0.61 $ 1.16 $ 1.26

Gas Utility

Reported $ (0.01) $ (0.01) $ 0.36 $ 0.23 Downsizing Program -* - 0.01 Adjusted $ (0.01) $ (0.01) $ 0.36 $ 0.24

Enterprises

Reported $ (0.01) $ 0.02 $ -$ 0.03 Downsizing Program - (*) - * Restructuring Costs and other - (0.01) * (*) Adjusted $ (0.01) $ 0.01 $ -$ 0.03

Corporate Interest and Other

Reported $ (0.09) $ (0.07) $ (0.23) $ (0.22) Restructuring Costs and other * - * -Adjusted $ (0.09) $ (0.07) $ (0.23) $ (0.22)

Discontinued Operations

Reported $ (*) $ (*) $ (*) $ 0.03 Discontinued Operations Income * * * (0.03) Adjusted $ -$ -$ -$ -

Totals

Reported $ 0.46 $ 0.55 $ 1.29 $ 1.17 Discontinued Operations Income * * * (0.03) Electric Decoupling Court Order - - - 0.14 Downsizing Program -(*) - 0.03 Restructuring Costs and other * (0.01) * (*) Adjusted $ 0.46 $ 0.54 $ 1.29 $ 1.31

Average Common Shares Outstanding-Diluted (in millions) 272.0 269.0 271.6 268.1

* Less than $0.01 per share.

CMS Energy

Reconciliation of Gross Operating Cash Flow to GAAP Operating Activities

(unaudited)

(mils)

2012 2013 2014 2015 2016 2017 2018

Consumers Operating Income + Depreciation & Amortization $ 1,635 $ 1,729 $ 1,775 $ 1,830 $ 1,925 $ 2,020 $ 2,165

Enterprises Project Cash Flows 17 20 29 36 31 39 39 Gross Operating Cash Flow $ 1,652 $ 1,749 $ 1,804 $ 1,866 $ 1,956 $ 2,059 $ 2,204

Other operating activities including taxes, interest payments and working capital (411) (399) (354) (316) (706) (709) (754) Net cash provided by operating activities $ 1,241 $ 1,350 $ 1,450 $ 1,550 $ 1,250 $ 1,350 $ 1,450